Exhibit 99.1

OfficeMax Incorporated

                   Shares of Common Stock of $2.50 par value

Contribution Agreement

November 3, 2009

Evercore Trust Company, N.A.

As Investment Manager of

OfficeMax Incorporated Master Trust

1099 New York Avenue, N.W.

6th Floor
Washington, DC 20001

Ladies and Gentlemen:

OfficeMax Incorporated (the “Company”) has agreed to make a voluntary, excess contribution to the Master Trust (the “Trust”), which is the funding vehicle for the Company’s six tax-qualified employee pension benefit plans, by contributing to the Trust 8,331,722 shares of the Company’s Common Stock of $2.50 par value (the “Shares”).  In order to accomplish such contribution, the Company hereby issues and sells the Shares to the Trust in consideration of the possible reduction of future funding obligations.  By executing this Contribution Agreement (the “Agreement”), Evercore Trust Company, N.A. as Investment Manager (the “Manager”) of the Trust, accepts the Shares on behalf of the Trust.

The Shares will be subject to the registration rights set forth in the Registration Rights Agreement, dated November 3, 2009 (the “Registration Rights Agreement”), by and between the Company and the Manager.  Pursuant to the Registration Rights Agreement, and in accordance with the terms therein, the Company will agree, for the benefit of the Trust, (i) to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) with respect to the resale of the Shares by the Trust and (ii) to use its reasonable commercial efforts to cause the Registration Statement to be declared effective under the Securities Act of 1933, as amended (the “1933 Act”), and to maintain the effectiveness of such Registration Statement as provided in the Registration Rights Agreement.

1.                                       The Company represents and warrants to the Manager as of the date hereof that:

(a)                                  The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware;

(b)                                 The authorized and outstanding capital stock of the Company as of October 27, 2009 is as set forth in the Company’s Quarterly Report on Form 10-Q for the third quarter of 2009 as filed with the Commission on

October 30, 2009 (including any amendment thereof filed prior to the date of this Agreement);

(c)                                  The Shares have been duly authorized and, when issued to and accepted by the Trust, will be fully paid and non-assessable;

(d)                                 This Agreement and the Registration Rights Agreement have each been duly authorized, executed and delivered by the Company and each constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights or by public policy or general equity principles;

(e)                                  The Registration Statement has been duly authorized by the Company;

(f)                                    The issuance of the Shares to the Trust and the compliance by the Company with all the provisions of the Registration Rights Agreement and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound, nor will such action result in any violation of the provisions of the Company’s Certificate of Incorporation, as amended, or Bylaws, as amended, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties;

(g)                                 The Company is subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended;

(h)                                 Neither the Company nor any person acting on its behalf has offered or sold the Shares by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act;

(i)                                     No commission within the meaning of Section 408(e)(2) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), brokerage fee or other charge will become due or payable in connection with the execution and delivery of this Agreement and the transactions contemplated hereby, including the contribution of the Shares; and

(j)                                     Subject to compliance by the Manager with Section 4 hereof and the accuracy of the Manager’s representations stated herein, it is not necessary in connection with the offer, sale and delivery of the Shares by the Company to the Trust to register the Shares under the 1933 Act; and

(k)                                  Except for the Shares to be contributed pursuant to this Agreement, none of the pension plans funded through the Trust holds any employer securities or employer real property within the meaning of Section 407(d) of ERISA (other than through (i) a common or collective fund, insurance company separate account or other investment fund for which a prohibited transaction exemption would apply in determining such plans’ holdings for purposes of Section 407(a) of ERISA, (ii) an investment company registered under the Investment Company Act of 1940, as amended, or (iii) any entity whose assets do not include the assets of any such plan under the regulations issued by the U.S. Department of Labor, 29 C.F.R. § 2510.3-101).  The contribution of the Shares will not result in a violation of the 10% limitation of Section 407(a) of ERISA, regardless of whether the discount from the closing price reflected in Section 2 of the Agreement is taken into account in determining the fair market value of the Shares for purposes of such limitation.

2.                                       The Company and the Manager agree and acknowledge that the aggregate value of the Shares on the date hereof is $82,150,778.92, which reflects a 15% discount applied to the closing selling price of the Shares on the date hereof.  The Company agrees that its valuation of the Shares as of the date of contribution for purposes of the minimum funding standards of the Internal Revenue Code of 1986, as amended (the “Code”), and ERISA (without regard to any subsequent adjustments required by such minimum funding standards with respect to interest accrual or investment experience) will not exceed the value of the Shares set forth in this paragraph.  The Company hereby confirms that it is not required to make a minimum funding contribution under Section 412 of the Code with respect to any of the pension plans funded through the Trust for the plan year for which the contribution of the Shares is being made.

3.                                       The consummation of the issuance of Shares under this Agreement shall occur coincident with execution and delivery of this Agreement.

4.                                       The Manager, acting on behalf of the Trust:

(a)                                  Acknowledges that the Shares have not been registered under the 1933 Act and are being issued to the Trust in reliance upon an exemption from such registration under the 1933 Act;

(b)                                 Represents that the Trust is an institutional “accredited investor” within the meaning of Rule 501 under the 1933 Act;

(c)                                  Confirms that the Manager has been informed that the Shares are “restricted securities” under the 1933 Act and may not be resold or transferred if the Registration Statement is not effective unless an exemption from such registration is available;

(d)                                 Is aware of the adoption of Rule 144 under the 1933 Act (“Rule 144”) by the Commission, which permits limited public resale of securities acquired in a nonpublic offering, subject to the satisfaction of certain conditions, including, among other things:  the availability of certain current public information about the issuer, the sale being through a broker in an unsolicited “broker’s transaction” and the amount of securities being sold during any three (3) month period not exceeding specified limitations;

(e)                                  Represents that prior to accepting the contribution of the Shares on behalf of the Trust, it acquired sufficient information about the Company to reach an informed and knowledgeable decision to accept the contribution of the Shares.  The Manager has such knowledge and experience in financial and business matters as to make it capable of evaluating the risks of the prospective investment and to make an informed investment decision.  The Trust is able to bear the economic risk of its investment in the Shares;

(f)                                    Agrees that the Trust shall make no disposition of the Shares except pursuant to an effective Registration Statement or, alternatively, if requested by the Company, the Manager shall have provided the Company an opinion of counsel (which opinion of counsel may be rendered by counsel to the Company) in form and substance reasonably satisfactory to the Company, that (i) the proposed disposition does not require registration of the Shares under the 1933 Act or (ii) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act (including Rule 144) has been taken.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or transferred in violation of the provisions of this Agreement nor (ii) to treat as the owner of the Shares, or otherwise to accord voting or dividend rights to, any transferee to whom the Shares have been transferred in contravention of this Agreement;

(g)                                 Agrees that the Trust shall make no disposition of the Shares that is contrary to the terms of the Registration Rights Agreement, as amended from time to time;

(h)                                 Acknowledges that, in order to reflect the restrictions on the disposition of the Shares, the Shares will be endorsed with restrictive legends, including the following legend (or substantially similar legend):

“The securities represented hereby have not been registered or qualified under the Securities Act of 1933 or the securities laws of any state, and may be offered and sold only if registered and qualified pursuant to federal and state securities laws or if, following notice to the Company of a proposed transaction, at its request, the Company is provided an opinion of counsel reasonably satisfactory to the Company that registration and qualification under federal and state laws is not required.”

If required by the authorities of any state in connection with the issuance of the Shares, the legend or legends required by such state authorities shall also be endorsed on such shares.

(i)                                     Represents that as of the date of this Agreement, there are no selling arrangements between the Manager, acting on behalf of the Trust, and any underwriter, broker or dealer.

5.                                       It is understood that the Trust will pay all of its own costs and expenses, including fees of counsel, except as otherwise provided in the Engagement Letter, dated October 15, 2009, by and between Evercore Trust Company, N.A. and the Company, and the Registration Rights Agreement.

6.                                       This Agreement shall be binding upon, and inure solely to the benefit of, the Trust, the Manager, the Company and each person who controls the Company or the Trust, respectively, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.  No purchaser of any Shares from the Trust shall be deemed a successor or assign by reason merely of such purchase.

7.                                       This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

8.                                       This Agreement may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon the acceptance hereof by the Manager, this letter and such acceptance hereof shall constitute a binding agreement between each of the Manager and the Company.

Very truly yours,

OfficeMax Incorporated

By:	/s/ Susan Wagner-Fleming
	Name:	Susan Wagner-Fleming
	Title:	Senior Vice President, Secretary and Associate General Counsel

Accepted as of the date hereof:

EVERCORE TRUST COMPANY, N.A.

as Independent Fiduciary for the

OfficeMax Master Trust

By:	/s/ Norman P. Goldberg
	Name:	Norman P. Goldberg
	Title:	Managing Director